UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V91874-P48668 NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND 375 PARK AVENUE, 9TH FLOOR NEW YORK, NY 10152 NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND 2026 Annual Meeting Vote by May 20, 2026 11:59 p.m. Eastern Time You invested in NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND and it’s time to vote! You have the right to vote on the proposal being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2026 at 1:00 p.m., Eastern Time. Vote Virtually at the Annual Meeting* May 21, 2026 1:00 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/PCAP2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice of the Annual Meeting, the Proxy Statement and the Annual Report on Form 10-K online at www.ProxyVote.com, OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Proposal: Board Recommends V91875-P48668 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposal being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote this important matter. 1. The election of the following persons as trustees, who will each serve as a trustee of Nuveen Churchill Private Capital Income Fund’s board of trustees until 2027, or until their respective successor is duly elected and qualified. For Nominees: 01) Kenneth Kencel 02) William Huffman 03) Stephen Potter 04) James Ritchie 05) Dee Dee Sklar 06) Sarah Smith To conduct such other business as may properly come before the Annual Meeting or any adjournment thereof.